Financial risk management objectives and policies	12 Months Ended
Dec. 31, 2017
Disclosure Of financial risk management objectives and policies
Financial risk management objectives and policies

26 Financial risk management objectives and policies

The Group’s principal financial instruments, other than derivatives, comprise bank overdrafts, finance leases, loans, current and non-current investments, cash and short-term deposits. The main purpose of these financial instruments is to manage the Group’s funding and liquidity requirements. The Group has other financial assets and liabilities such as trade receivables and trade payables, which arise directly from its operations.

The principal financial risks to which the Group is exposed are those of liquidity, interest rate, foreign currency and credit. Each of these is managed in accordance with Board-approved policies. These policies are set out below.

The Group uses foreign currency borrowings, foreign currency forwards and swaps, currency options, cross-currency swaps and interest rate swaps for the purpose of hedging its foreign currency and interest rate risks. The Group may designate certain financial instruments as fair value hedges, cash flow hedges or net investment hedges in accordance with IAS 39. Key controls applied to transactions in derivative financial instruments are: to use only instruments where good market liquidity exists, to revalue all financial instruments regularly using current market rates and to sell options only to offset previously purchased options or as part of a risk management strategy. The Group is not a net seller of options, and does not use derivative financial instruments for speculative purposes.

Capital management

The capital structure of the Group consists of shareholders’ equity (Note 22), debt (Note 17) and cash (Note 16). For the foreseeable future, the Board will maintain a capital structure that supports the Group’s strategic objectives through:

>	managing funding and liquidity risk
>	optimising shareholder return
>	maintaining a strong, investment-grade credit rating.

The Group utilises factoring arrangements for selected trade receivables. These factoring arrangements qualify for full derecognition of the associated trade receivables under IAS 39.

Funding and liquidity risk are reviewed regularly by the Board and managed in accordance with policies described below.

The Board’s distribution policy comprises a regular cash dividend and, subject to business needs, a share repurchase component. The Board regularly reviews its shareholders’ return strategy, and in 2012 decided to suspend share repurchases in order to retain strategic flexibility.

The Group’s net debt position (loans and borrowings net of cash and cash equivalents, other investments and derivative financial instruments) has increased from a net debt position of $10,657m at the beginning of the year to a net debt position of $12,679m at 31 December 2017, primarily as a result of cash outflows from investing activities, including acquisitions.

Liquidity risk

The Board reviews the Group’s ongoing liquidity risks annually as part of the planning process and on an ad hoc basis. The Board considers short‑term requirements against available sources of funding, taking into account forecast cash flows. The Group manages liquidity risk by maintaining access to a number of sources of funding which are sufficient to meet anticipated funding requirements. Specifically, the Group uses US commercial paper, committed bank facilities and cash resources to manage short-term liquidity and manages long-term liquidity by raising funds through the capital markets. The Group is assigned short-term credit ratings of P‑2 by Moody’s and A‑2 by Standard and Poor’s. The Group’s long-term credit rating is A3 negative outlook by Moody’s and BBB+ stable outlook by Standard and Poor’s.

In addition to cash and cash equivalents of $3,324m, fixed deposits of $80m, less overdrafts of $152m at 31 December 2017, the Group has committed bank facilities of $3bn available to manage liquidity. At 31 December 2017, the Group has issued $3,959m under a Euro Medium Term Note programme and $12,980m under a SEC-registered programme. The Group regularly monitors the credit standing of the banking group and currently does not anticipate any issue with drawing on the committed facilities should this be necessary. The committed facilities of $3bn mature in April 2022 and were undrawn at 31 December 2017.

The maturity profile of the anticipated future contractual cash flows including interest in relation to the Group’s financial liabilities, on an undiscounted basis and which, therefore, differs from both the carrying value and fair value, is as follows:

	Bank				Total			Total
	overdrafts			Trade	non-derivative		Cross-	derivative
	and other		Finance	and other	financial	Interest	currency	financial
	loans	Bonds	leases	payables	instruments	rate swaps	swaps	instruments	Total
	$m	$m	$m	$m	$m	$m	$m	$m	$m
Within one year	851	568	66	11,701	13,186	(54)	(17)	(71)	13,115
In one to two years	–	2,318	41	1,522	3,881	(54)	(17)	(71)	3,810
In two to three years	–	1,865	22	1,110	2,997	(19)	(26)	(45)	2,952
In three to four years	–	1,444	10	1,277	2,731	(15)	(330)	(345)	2,386
In four to five years	–	2,025	2	2,187	4,214	(15)	–	(15)	4,199
In more than five years	–	14,192	–	5,313	19,505	(44)	–	(44)	19,461
	851	22,412	141	23,110	46,514	(201)	(390)	(591)	45,923
Effect of interest	(2)	(8,194)	(46)	–	(8,242)	201	67	268	(7,974)
Effect of discounting, fair values and issue costs	–	(109)	–	(3,990)	(4,099)	(126)	3	(123)	(4,222)
31 December 2015	849	14,109	95	19,120	34,173	(126)	(320)	(446)	33,727

	Bank				Total			Total
	overdrafts			Trade	non-derivative		Cross-	derivative
	and other		Finance	and other	financial	Interest	currency	financial
	loans	Bonds	leases	payables	instruments	rate swaps	swaps	instruments	Total
	$m	$m	$m	$m	$m	$m	$m	$m	$m
Within one year	455	2,374	42	10,566	13,437	(54)	32	(22)	13,415
In one to two years	–	1,921	24	4,986	6,931	(19)	12	(7)	6,924
In two to three years	–	1,500	16	1,144	2,660	(15)	(216)	(231)	2,429
In three to four years	–	2,080	10	1,666	3,756	(15)	47	32	3,788
In four to five years	7	1,756	3	877	2,643	(15)	86	71	2,714
In more than five years	–	14,796	–	3,624	18,420	(30)	320	290	18,710
	462	24,427	95	22,863	47,847	(148)	281	133	47,980
Effect of interest	(4)	(8,111)	(2)	–	(8,117)	148	(351)	(203)	(8,320)
Effect of discounting, fair values and issue costs	–	(59)	–	(2,889)	(2,948)	(82)	(93)	(175)	(3,123)
31 December 2016	458	16,257	93	19,974	36,782	(82)	(163)	(245)	36,537

	Bank				Total			Total
	overdrafts			Trade	non-derivative		Cross-	derivative
	and other		Finance	and other	financial	Interest	currency	financial
	loans	Bonds	leases	payables	instruments	rate swaps	swaps	instruments	Total
	$m	$m	$m	$m	$m	$m	$m	$m	$m
Within one year	859	1,985	5	11,840	14,689	(10)	420	410	15,099
In one to two years	–	1,564	–	1,976	3,540	(12)	(100)	(112)	3,428
In two to three years	–	2,144	–	1,586	3,730	(12)	295	283	4,013
In three to four years	16	2,000	–	3,240	5,256	(12)	(747)	(759)	4,497
In four to five years	–	1,736	–	1,112	2,848	(12)	34	22	2,870
In more than five years	–	15,575	–	2,808	18,383	(12)	26	14	18,397
	875	25,004	5	22,562	48,446	(70)	(72)	(142)	48,304
Effect of interest	(14)	(7,969)	–	–	(7,983)	70	(480)	(410)	(8,393)
Effect of discounting, fair values and issue costs	–	(94)	–	(3,081)	(3,175)	(50)	93	43	(3,132)
31 December 2017	861	16,941	5	19,481	37,288	(50)	(459)	(509)	36,779

Where interest payments are on a floating rate basis, it is assumed that rates will remain unchanged from the last business day of each year ended 31 December.

It is not expected that the cash flows in the maturity profile could occur significantly earlier or at significantly different amounts, with the exception of $5,534m of contingent consideration and $1,823m arising from the put option over the non-controlling interest in Acerta Pharma, both held within other payables (see Note 18).

Market risk

Interest rate risk

The Group maintains a mix of fixed and floating rate debt. The portion of fixed rate debt was approved by the Board and any variation requires Board approval.

A significant portion of the long-term debt is held at fixed rates of interest. The Group uses interest rate swaps and forward rate agreements to manage this mix. During the year the Group issued $2.0bn of bonds maturing in 2022 and 2027 to refinance the $1.75bn 5.9% 2017 bond and for general corporate purposes.

At 31 December 2017, the Group held interest rate swaps with a notional value of $0.9bn, converting the 7% guaranteed debentures payable in 2023 to floating rates and partially converting the 1.75% callable bond maturing in 2018 to floating rates. No new interest rate swaps were entered into during 2017. At 31 December 2017, swaps with a notional value of $0.6bn were designated in fair value hedge relationships and swaps with a notional value of $0.29bn related to debt designated as fair value through profit or loss. Designated hedges are expected to be effective and therefore the impact of ineffectiveness on profit is not expected to be material. The accounting treatment for fair value hedges and debt designated as fair value through profit or loss is disclosed in the Group Accounting Policies section from page 139.

The majority of surplus cash is currently invested in US dollar liquidity funds, fully collateralised repurchase arrangements and investment grade fixed securities.

The interest rate profile of the Group's interest-bearing financial instruments, as at 31 December 2017, 31 December 2016 and 31 December 2015, is set out below. In the case of current and non-current financial liabilities, the classification includes the impact of interest rate swaps which convert the debt to floating rate. Current financial liabilities with short maturities are classified as floating rate given the amounts borrowed are regularly reset to market rates.

	2017			2016			2015
	Fixed rate	Floating rate	Total	Fixed rate	Floating rate	Total	Fixed rate	Floating rate	Total
	$m	$m	$m	$m	$m	$m	$m	$m	$m
Financial liabilities
Interest-bearing loans and borrowings
Current	404	1,843	2,247	1,086	1,221	2,307	67	849	916
Non-current	14,608	952	15,560	13,154	1,347	14,501	11,986	2,151	14,137
Total	15,012	2,795	17,807	14,240	2,568	16,808	12,053	3,000	15,053
Financial assets
Fixed deposits	–	80	80	–	37	37	–	65	65
Cash and cash equivalents	–	3,324	3,324	–	5,018	5,018	–	6,240	6,240
Total	–	3,404	3,404	–	5,055	5,055	–	6,305	6,305

In addition to the financial assets above, there are $6,366m (2016: $5,519m; 2015: $6,494m) of other current and non-current asset investments and other financial assets on which no interest is received.

Foreign currency risk

The US dollar is the Group’s most significant currency. As a consequence, the Group results are presented in US dollars and exposures are managed against US dollars accordingly.

Translational

Approximately 70% of Group external sales in 2017 were denominated in currencies other than the US dollar, while a significant proportion of manufacturing, and research and development costs were denominated in pounds sterling and Swedish krona. Surplus cash generated by business units is substantially converted to, and held centrally in, US dollars. As a result, operating profit and total cash flow in US dollars will be affected by movements in exchange rates.

This currency exposure is managed centrally, based on forecast cash flows. The impact of movements in exchange rates is mitigated significantly by the correlations which exist between the major currencies to which the Group is exposed and the US dollar. Monitoring of currency exposures and correlations is undertaken on a regular basis and hedging is subject to pre-execution approval.

As at 31 December 2017, 2.8% of interest-bearing loans and borrowings were denominated in pounds sterling and 20.6% were denominated in euros. Where there is non-US dollar debt and an underlying net investment of that amount in the same currency, the Group applies net investment hedging. Exchange differences on the retranslation of debt designated as net investment hedges are recognised in other comprehensive income to the extent that the hedge is effective. Any ineffectiveness is taken to profit.

The Group holds cross-currency swaps to hedge against the impact of fluctuations in foreign exchange rates. Fair value movements on the revaluation of the cross-currency swaps are recognised in other comprehensive income to the extent that the hedge is effective, with any ineffectiveness taken to profit. In 2017, following a reduction in the value of the Group's euro net assets,  €300m of our €750m 0.875% 2021 bond was de-designated from the Group's euro net investment hedge relationship. Subsequently a €300m cross-currency swap was transacted and designated as a fair value hedge of the resulting exposure to movements in the euro:US dollar exchange rate.

Foreign currency risk arises when the Group has inter-company funding and investments in certain subsidiaries operating in countries with exchange controls.

In Venezuela, the official exchange rate for essential goods and services is VEF 10/$ (the DIPRO rate) as published by CENCOEX (the National Foreign Trade Center). Alternative exchange rates include the DICOM rate, which is a second official exchange tier to cover non essentials. At 31 December 2017, the DICOM rate was approximately VEF 3,300/$.

During 2017, the Group began using the DICOM rate for the consolidation of the financial statements of the Venezuelan subsidiaries. The Group believes that this rate represents the most appropriate rate for consolidation as it reflects their best expectation of the rate at which profits will be remitted. The remaining foreign exchange risk to the Group in respect of Venezuela is now immaterial.

Transactional

One hundred percent of the Group’s major transactional currency exposures on working capital balances, which typically extend for up to three months, are hedged, where practicable, using forward foreign exchange contracts against individual Group companies’ reporting currency. In addition, the Group’s external dividend, which is paid principally in pounds sterling and Swedish krona, is fully hedged from announcement to payment date. Foreign exchange gains and losses on forward contracts transacted for transactional hedging are taken to profit.

Sensitivity analysis

The sensitivity analysis set out overleaf summarises the sensitivity of the market value of our financial instruments to hypothetical changes in market rates and prices. The range of variables chosen for the sensitivity analysis reflects our view of changes which are reasonably possible over a one-year period. Market values are the present value of future cash flows based on market rates and prices at the valuation date. For long-term debt, an increase in interest rates results in a decline in the fair value of debt.

The sensitivity analysis assumes an instantaneous 100 basis point change in interest rates in all currencies from their levels at 31 December 2017, with all other variables held constant. Based on the composition of our long-term debt portfolio as at 31 December 2017, a 1% increase in interest rates would result in an additional $28m in interest expense being incurred per year. The exchange rate sensitivity analysis assumes an instantaneous 10% change in foreign currency exchange rates from their levels at 31 December 2017, with all other variables held constant. The +10% case assumes a 10% strengthening of the US dollar against all other currencies and the -10% case assumes a 10% weakening of the US dollar.

Each incremental 10% movement in foreign currency exchange rates would have approximately the same effect as the initial 10% detailed in the table below and each 1% change in interest rates would have approximately the same effect as the 1% detailed in the table below.

	Interest rates		Exchange rates
31 December 2015	+1%	−1%	+10%	−10%
Increase/(decrease) in fair value of financial instruments ($m)	997	(1,150)	136	(136)
Impact on profit: (loss)/gain ($m)	–	–	(91)	91
Impact on equity: gain/(loss) ($m)	–	–	227	(227)

	Interest rates		Exchange rates
31 December 2016	+1%	−1%	+10%	−10%
Increase/(decrease) in fair value of financial instruments ($m)	1,249	(1,390)	180	(180)
Impact on profit: (loss)/gain ($m)	–	–	(24)	24
Impact on equity: gain/(loss) ($m)	–	–	204	(204)

	Interest rates		Exchange rates
31 December 2017	+1%	−1%	+10%	−10%
Increase/(decrease) in fair value of financial instruments ($m)	1,329	(1,293)	198	(198)
Impact on profit: (loss)/gain ($m)	–	–	(123)	123
Impact on equity: gain/(loss) ($m)	–	–	321	(321)

There has been no change in the methods and assumptions used in preparing the above sensitivity analysis over the three-year period.

Credit risk

The Group is exposed to credit risk on financial assets, such as cash balances (including fixed deposits and Cash and cash equivalents), derivative instruments, Trade and other receivables. The Group is also exposed in its Net asset position to its own credit risk in respect of the 2023 debentures which are accounted for at fair value through profit or loss. Under IFRS 9, the Group records the effect of the losses and gains, arising from own credit risk, on the fair value of bonds designated at fair value through profit or loss in Other comprehensive income.

Trade and other receivables

Trade receivable exposures are managed locally in the operating units where they arise and credit limits are set as deemed appropriate for the customer. The Group is exposed to customers ranging from government-backed agencies and large private wholesalers to privately owned pharmacies, and the underlying local economic and sovereign risks vary throughout the world. Where appropriate, the Group endeavours to minimise risks by the use of trade finance instruments such as letters of credit and insurance. The Group establishes an allowance for impairment that represents its estimate of incurred losses in respect of specific Trade and other receivables where it is deemed that a receivable may not be recoverable. When the debt is deemed irrecoverable, the allowance account is written off against the underlying receivable.

In the US, sales to three wholesalers accounted for approximately 60% of US sales (2016: three wholesalers accounted for approximately 83%; 2015: three wholesalers accounted for approximately 84%).

The ageing of trade receivables at the reporting date was:

	2017	2016	2015
	$m	$m	$m
Not past due	2,488	2,559	4,388
Past due 0–90 days	260	14	189
Past due 90–180 days	31	–	21
Past due > 180 days	23	10	35
	2,802	2,583	4,633

	2017	2016	2015
	$m	$m	$m
Movements in provisions for trade receivables
At 1 January	42	52	54
Income statement	(26)	–	2
Amounts utilised, exchange and other movements	–	(10)	(4)
At 31 December	16	42	52

The allowance for impairment has been calculated based on past experience and is in relation to specific customers. Given the profile of our customers, including large wholesalers and government-backed agencies, no further credit risk has been identified with the trade receivables not past due other than those balances for which an allowance has been made. The income statement credit or charge is recorded in Selling, general and administrative costs.

Other financial assets

The Group may hold significant cash balances as part of its normal operations, with the amount of cash held at any point reflecting the level of cash flow generated by the business and the timing of the use of that cash. The majority of excess cash is centralised within the Group treasury entity and is subject to counterparty risk on the principal invested. This risk is mitigated through a policy of prioritising security and liquidity over return, and as such cash is only invested in high credit quality investments. Counterparty limits are set according to the assessed risk of each counterparty and exposures are monitored against these limits on a regular basis. The majority of the Group's cash is invested in US dollar AAA-rated liquidity funds, fully collateralised repurchase agreements and short-term bank deposits.

The most significant concentration of financial credit risk at 31 December 2017 was $1,149m invested in five AAA-rated liquidity funds. The liquidity fund portfolios are managed by the related external third party fund managers to maintain the AAA rating. The group does not invest in more than 10%  of the total third party managed fund portfolio for each individual fund. There were no other significant concentrations of financial credit risk at the reporting date.

At 31 December 2017, the Group had investments of $1,150m (2016: $950m; 2015: $1,050m) in short-term repurchase agreements, which are fully collateralised investments. In the event of any default, ownership of the collateral would revert to the Group and would be readily convertible to cash. The value of the collateral held at 31 December 2017 was $1,151m (2016: $951m; 2015: $1,098m).

All financial derivatives are transacted with commercial banks, in line with standard market practice. The Group has agreements with some bank counterparties whereby the parties agree to post cash collateral, for the benefit of the other, equivalent to the market valuation of the derivative positions above a predetermined threshold. The carrying value of such cash collateral held by the Group at 31 December 2017 was $513m (2016: $322m; 2015: $451m) and the carrying value of each cash collateral posted by the Group at 31 December 2017 was $nil (2016: $80m; 2015: $nil).